February 2, 2000




Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

     We have read the statements made by Colorado Casino Resorts, Inc. (the "Company") (Commission File No. 0-24846) which we understand will be filed with the Securities and Exchange Commission (the "Commission"), pursuant to the requirements of Item 4 of Form 8-K, as part of the Company's current report on Form 8-K, to be filed with the Commission by February 4, 2000. We agree with the statements made concerning Moore Stephens, P. C. in such Form 8-K.

                                                  Sincerely,



                                                  MOORE STEPHENS, P. C.